                                  EXHIBIT INDEX

American Century World Mutual Funds, Inc.

Exhibit     Description of Document
Number

EX-99.a1    Articles of Incorporation of Twentieth Century World Investors,
            Inc., dated December 27, 1990 (filed as a part of Post-Effective
            Amendment No. 6 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-39242, filed on March 29, 1996 and incorporated herein by reference).

EX-99.a2    Articles of Amendment of Twentieth Century World Investors, Inc.,
            dated August 10, 1993 (filed as a part of Post-Effective Amendment
            No. 9 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-39242, filed on March 30, 1998 and incorporated herein by reference).

EX-99.a3    Articles Supplementary of Twentieth Century World Investors, Inc.,
            dated November 8, 1993 (filed as a part of Post-Effective Amendment
            No. 6 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-39242, filed on March 29, 1996 and incorporated herein by reference).

EX-99.a4    Articles Supplementary of Twentieth Century World Investors, Inc.,
            dated April 24, 1995 (filed as a part of Post-Effective Amendment
            No. 6 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-39242, filed on March 29, 1996 and incorporated herein by reference).

EX-99.a5    Articles Supplementary of Twentieth Century World Investors, Inc.,
            dated March 11, 1996 (filed as a part of Post-Effective Amendment
            No. 7 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-39242, filed on June 13, 1996 and incorporated herein by reference).

Ex-99.a6    Articles Supplementary of Twentieth Century World Investors, Inc.,
            dated September 9, 1996 (filed as a part of Post-Effective Amendment
            No. 9 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-39242, filed on March 30, 1998 and incorporated herein by reference).

EX-99.a7    Articles of Amendment of Twentieth Century World Investors, Inc.,
            dated December 2, 1996 (filed as a part of Post-Effective Amendment
            No. 8 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-39242, filed on March 31, 1997 and incorporated herein by reference).

EX-99.a8    Articles Supplementary of American Century World Mutual Funds, Inc.,
            dated December 2, 1996 (filed as a part of Post-Effective Amendment
            No. 8 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-39242, filed on March 31, 1997 and incorporated herein by reference).

EX-99.a9    Articles Supplementary of American Century World Mutual Funds, Inc.,
            dated November 13, 1998 (filed as a part of Post-Effective Amendment
            No. 12 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-39242, filed on November 13, 1998 and incorporated herein by reference).

EX-99.a10   Articles Supplementary of American Century World Mutual Funds, Inc.,
            dated February 16, 1999 (filed as a part of Post-Effective Amendment
            No. 15 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-39242, filed on March 31, 1999 and incorporated herein by reference).

EX-99.a11   Articles Supplementary of American Century World Mutual Funds, Inc.,
            dated May 22, 2000 (filed as a part of Post-Effective Amendment No.
            19 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-39242, filed on May 24, 2000 and incorporated herein by reference).

EX-99.a12   Articles Supplementary of American Century World Mutual Funds, Inc.,
            dated March 5, 2001.

EX-99.b1    By-Laws of Twentieth Century World Investors, Inc. (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on
            Form N-1A of the Registrant, File No. 33-39242, filed on March 29,
            1996 and incorporated herein by reference).

Ex-99.b2    Amendment to the By-Laws of American Century World Mutual Funds,
            Inc. (filed as Exhibit b2b to Post-Effective Amendment No. 9 to the
            Registration Statement on Form N-1A of American Century Capital
            Portfolios, Inc., File No. 33-64872, filed on February 17, 1998 and incorporated herein by reference).

EX-99.d1    Management Agreement between American Century World Mutual Funds,
            Inc. and American Century Investment Management, Inc., dated August
            1, 1997 (filed as a part of Post-Effective Amendment No. 12 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-39242, filed on November 13, 1998 and incorporated herein by reference).

EX-99.d2    Addendum to the Management Agreement between American Century World
            Mutual Funds, Inc. and American Century Investment Management, Inc.,
            dated December 1, 1998 (filed as a part of Post-Effective Amendment
            No. 15 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-39242, filed on March 31, 1999 and incorporated herein by reference).

EX-99.d3    Addendum to the Management Agreement between American Century World
            Mutual Funds, Inc. and American Century Investment Management, Inc.,
            dated as of June 1, 2000 (filed as a part of Post-Effective
            Amendment No. 19 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-39242, filed on May 24, 2000 and
            incorporated herein by reference).

EX-99.d4    Addendum to the Management Agreement between American Century World
            Mutual Funds, Inc. and American Century Investment Management, Inc.,
            dated May 1, 2001.

EX-99.e1    Distribution Agreement between American Century World Mutual Funds,
            Inc. and American Century Investment Services, Inc., dated March 13,
            2000, (filed as Exhibit e7 to Post-Effective Amendment No. 17 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-39242, filed on March 30, 2000 and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Distribution Agreement between American
            Century World Mutual Funds, Inc. and American Century Investment
            Services, Inc., dated June 1, 2000 (filed as Exhibit e9 to
            Post-Effective Amendment No. 19 to the Registration Statement on
            Form N-1A of the Registrant, File No. 33-39242, filed on May 24,
            2000 and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Distribution Agreement between American
            Century World Mutual Funds, Inc. and American Century Investment
            Management, Inc., dated November 20, 2000 (filed as Exhibit e10 to
            Post-Effective Amendment No. 29 to the Registration Statement of
            American Century Variable Portfolios, Inc., File No. 33-14567, filed on December 1, 2000 and incorporated herein by reference.)

EX-99.e4    Amendment No. 3 to the Distribution Agreement between American
            Century World Mutual Funds, Inc. and American Century Investment
            Services, Inc., dated March 1, 2001 (filed as Exhibit e4 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001 and incorporated herein by reference).

EX-99-e5    Amendment No. 4 to the Distribution Agreement between American
            Century World Mutual Funds, Inc. and American Century Investment
            Services, Inc., dated April 30, 2001 (filed as Exhibit e5 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001 and incorporated herein by reference).

EX-99.g1    Master Agreement by and between Twentieth Century Services, Inc. and
            Commerce Bank, N. A., dated January 22, 1997 (filed as Exhibit 8e to
            Post-Effective Amendment No. 76 to the Registration Statement on
            Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
            filed on February 28, 1997 and incorporated herein by reference).

EX-99.g2    Global Custody Agreement between American Century Investments and
            The Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit 8 to Post-Effective Amendment No. 31 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on February 7, 1997 and incorporated herein by reference).

EX-99.g3    Amendment to the Global Custody Agreement between American Century
            Investments and The Chase Manhattan Bank, dated December 9, 2000
            (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
            Registration Statement on Form N-1A of American Century Variable
            Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001 and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement by and between Twentieth Century World
            Investors, Inc. and Twentieth Century Services, Inc., dated as of
            March 1, 1991 (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No.
            33-39242, filed March 29, 1996 and incorporated herein by
            reference).

EX-99.h2    Supplemental Agreement by and between American Century International
            Discovery Fund, American Century Emerging Markets Fund and American
            Century Global Growth Fund and The Chase Manhattan Bank, dated July
            30, 1999 (filed as a part of Post-Effective Amendment No. 16 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-39242, filed March 10, 2000 and incorporated herein by
            reference.)

EX-99.h3    Credit Agreement between American Century Funds and The Chase
            Manhattan Bank, as Administrative Agent, dated as of December 19,
            2000 (filed as Exhibit h5 to Post-Effective Amendment No. 33 to the
            Registration Statement on Form N-1A of American Century Target
            Maturities Trust, File No. 2-94608, filed on January 31, 2001 and incorporated herein by reference).

EX-99.h4    Supplemental Agreement by and between American Century Strategic
            Allocation Aggressive Fund, American Century Strategic Allocation
            Moderate Fund, American Century Global Growth Fund, American Century
            International Growth Fund and The Chase Manhattan Bank, dated
            February 1, 2000 (filed as Exhibit h4 to Post-Effective Amendment
            No. 23 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-39242, filed on March 14, 2001 and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel (filed as Exhibit i to Post-Effective
            Amendment No. 20 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-39242, filed on December 1, 2000 and incorporated herein by reference).

EX-99.j1    Consent of Deloitte & Touche LLP.

EX-99.j2    Power of Attorney, dated November 18, 2000 (filed as Exhibit j2 to
            Post-Effective Amendment No. 20 to the Registration Statement on
            Form N-1A of the Registrant, File No. 33-39242, filed on December 1,
            2000 and incorporated herein by reference).

EX-99.m1    Master Distribution and Shareholder Services Plan of Twentieth
            Century Capital Portfolios, Inc., Twentieth Century Investors, Inc.,
            Twentieth Century Strategic Asset Allocations, Inc. and Twentieth
            Century World Investors, Inc. (Advisor Class), dated September 3,
            1996 (filed as Exhibit b15a to Post-Effective Amendment No. 9 to the
            Registration Statement on Form N-1A of American Century Capital
            Portfolios, Inc., File No. 33-64872, filed on February 17, 1998 and incorporated herein by reference).

EX-99.m2    Amendment No. 1 to the Master Distribution and Shareholder Services
            Plan of American Century Capital Portfolios, Inc., American Century
            Mutual Funds, Inc., American Century Strategic Asset Allocations,
            Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
            dated June 13, 1997 (filed as Exhibit b15d to Post-Effective
            Amendment No. 77 to the Registration Statement on Form N-1A of
            American Century Mutual Funds, Inc., File No. 2-14213, filed on July
            17, 1997 and incorporated herein by reference).

EX-99.m3    Amendment No. 2 to the Master Distribution and Shareholder Services
            Plan of American Century Capital Portfolios, Inc., American Century
            Mutual Funds, Inc., American Century Strategic Asset Allocations,
            Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
            dated September 30, 1997 (filed as Exhibit b15c to Post-Effective
            Amendment No. 78 to the Registration Statement on Form N-1A of
            American Century Mutual Funds, Inc., File No. 2-14213, filed on
            February 26, 1998 and incorporated herein by reference).

EX-99.m4    Amendment No. 3 to the Master Distribution and Shareholder Services
            Plan of American Century Capital Portfolios, Inc., American Century
            Mutual Funds, Inc., American Century Strategic Asset Allocations,
            Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
            dated June 30, 1998 (filed as Exhibit b15e to Post-Effective
            Amendment No. 11 to the Registration Statement on Form N-1A of
            American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998 and incorporated herein by reference).

EX-99.m5    Amendment No. 4 to the Master Distribution and Shareholder Services
            Plan of American Century Capital Portfolios, Inc., American Century
            Mutual Funds, Inc., American Century Strategic Asset Allocations,
            Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
            dated November 13, 1998 (filed as Exhibit b15e to Post-Effective
            Amendment No. 12 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-39242, filed on November 13, 1998 and incorporated herein by reference).

EX-99.m6    Amendment No. 5 to the Master Distribution and Shareholder Services
            Plan of American Century Capital Portfolios, Inc., American Century
            Mutual Funds, Inc., American Century Strategic Asset Allocations,
            Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
            dated February 16, 1999 (filed as Exhibit m6 to Post-Effective
            Amendment No. 83 to the Registration Statement on Form N-1A of
            American Century Mutual Funds, Inc., File No. 2-14213, filed on
            February 26, 1999 and incorporated herein by reference).

EX-99.m7    Amendment No. 6 to the Master Distribution and Shareholder Services
            Plan of American Century Capital Portfolios, Inc., American Century
            Mutual Funds, Inc., American Century Strategic Asset Allocations,
            Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
            dated July 30, 1999 (filed as Exhibit m7 to Post-Effective Amendment
            No. 16 to the Registration Statement on Form N-1A of American
            Century Capital Portfolios, Inc., File No. 33-64872, filed on July
            29, 1999 and incorporated herein by reference).

EX-99.m8    Amendment No. 7 to the Master Distribution and Shareholder Services
            Plan of American Century Capital Portfolios, Inc., American Century
            Mutual Funds, Inc., American Century Strategic Asset Allocations,
            Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
            dated November 19, 1999 (filed as Exhibit m8 to Post- Effective
            Amendment No. 87 to the Registration Statement on Form N-1A of
            American Century Mutual Funds, Inc., File No. 2-14213, filed on
            November 29, 1999 and incorporated herein by reference).

EX-99.m9    Amendment No. 8 to the Master Distribution and Shareholder Services
            Plan of American Century Capital Portfolios, Inc., American Century
            Mutual Funds, Inc., American Century Strategic Asset Allocations,
            Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
            dated June 1, 2000 (filed as Exhibit m9 to Post-Effective Amendment
            No. 19 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-39242, filed on May 24, 2000 and incorporated herein by reference).

EX-99.m10   Amendment No. 9 to the Master Distribution and Shareholder Services
            Plan of American Century Capital Portfolios, Inc., American Century
            Mutual Funds, Inc., American Century Strategic Asset Allocations,
            Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
            dated April 30, 2001.

EX-99.m11   Master Distribution and Individual Shareholder Services Plan of
            American Century Capital Portfolios, Inc., American Century Mutual
            Funds, Inc., American Century Strategic Asset Allocations, Inc. and
            American Century World Mutual Funds, Inc. (C Class) dated March 1,
            2001.

EX-99.m12   Amendment No. 1 to the Master Distribution and Individual
            Shareholder Services Plan of American Century Capital Portfolios,
            Inc., American Century Mutual Funds, Inc., American Century
            Strategic Asset Allocations, Inc. and American Century World Mutual
            Funds, Inc. (C Class), dated April 30, 2001.

EX-99.m13   Shareholder Services Plan of Twentieth Century Capital Portfolios,
            Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic
            Asset Allocations, Inc. and Twentieth Century World Investors, Inc.
            (Service Class), dated September 3, 1996 (filed as Exhibit b15b to
            Post-Effective Amendment No. 9 to the Registration Statement on Form
            N-1A of American Century Capital Portfolios, Inc., File No.
            33-64872, filed February 17, 1998 and incorporated herein by reference).

EX-99.n1    Multiple Class Plan of American Century Capital Portfolios, Inc.,
            American Century Mutual Funds, Inc., American Century Strategic
            Asset Allocations, Inc. and American Century World Mutual Funds,
            Inc., dated March 1, 2001.

EX-99.n2    Amendment No. 1 to the Multiple Class Plan of American Century
            Capital Portfolios, Inc., American Century Mutual Funds, Inc.,
            American Century Strategic Asset Allocations, Inc. and American
            Century World Mutual Funds, Inc., dated April 30, 2001.

EX-99.p     American Century Investments Code of Ethics (filed as Exhibit p to
            Post-Effective Amendment No. 30 to the Registration Statement on
            Form N-1A of American Century California Tax-Free and Municipal
            Funds, File No. 2-82734, filed on December 29, 2000 and incorporated herein by reference).